================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2006

                                    RPC, INC.
             (Exact name of registrant as specified in its charter)

                                   ----------

          Delaware                   1-8726                    58-1550825
(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-2140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01 Entry Into A Material Definitive Agreement.

Executive Officer Compensation

On January 24, 2006, the Compensation Committee of the Board of Directors approved for its Named Executive Officers identified in the registrant's 2005 proxy statement, the following base salary for 2006 and discretionary annual bonuses for 2005.

                                                                       2006                2005
           Name                             Title                   Base Salary         Cash Bonus
---------------------------------------------------------------------------------------------------
Richard A. Hubbell    President and Chief Executive Officer          $500,000            $450,000
R. Randall Rollins    Chairman                                       $400,000            $500,000
Ben M. Palmer         Vice President, Chief Financial Officer
                      and Treasurer                                  $175,000            $200,000
Linda H. Graham       Vice President and Secretary                   $135,000            $60,000

The executive officers named herein are also executive officers of Marine Products Corporation ("MPX") and receive salary and bonuses from MPX.

Material Relationships

None of the Company's Named Executive Officers has any material relationship with the Company or any of its affiliates apart from their respective relationships as directors and/ or employees of the Company and its affiliates, ownership of Company and affiliate securities, and as otherwise previously disclosed in the Company's last filed annual proxy statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RPC, Inc.

Date: January 30, 2006                          /s/ BEN M. PALMER
                                                ---------------------------
                                                Ben M. Palmer
                                                Vice President,
                                                Chief Financial Officer and
                                                Treasurer


                                      -3-